UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2012
____________________

Cameron International Corporation
(Exact name of registrant as specified in charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas (Address of principal executive offices and Zip Code)	77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 513-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On November 15, 2012, Cameron International Corporation issued a press release announcing the creation of OneSubsea™.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

           (d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of Cameron International Corporation dated November 15, 2012 – Cameron and Schlumberger Form Subsea Joint Venture

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

Date: November 15, 2012	By:	/s/ Grace B. Holmes
Name: Grace B. Holmes
Title: Vice President, Corporate Secretary & Chief Governance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cameron International Corporation dated November 15, 2012 – Cameron and Schlumberger Form Subsea Joint Venture